SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               Date of the Report
                       (date of earliest event reported):
                                 June 20, 1996




Commission        Registrant; State of Incorporation;       IRS Employer
File Number          Address; and Telephone Number       Identification No.


1-10628                   CIPSCO INCORPORATED                37-1260920
                       (An Illinois Corporation)
                         607 East Adams Street
                      Springfield, Illinois  62739
                             217-523-3600


1-3672          CENTRAL ILLINOIS PUBLIC SERVICE COMPANY      37-0211380
                       (An Illinois Corporation)
                         607 East Adams Street
                     Springfield, Illinois  62739
                            217-523-3600

Item 5.  Other Events.

Reference is made to Item 1. Business under the captions Utility Subsidiary - Central Illinois Public Service Company, Construction Program and Financing, Fuel and Environmental Matters, to Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations under the captions Capital and Financing Requirements and Fuel Strategies, and to
Note 4. Commitments and Contingencies - Clean Air Act, Fuel Strategies and Environmental Matters in the Consolidated Notes to Financial Statements all as shown in the 1995 CIPSCO and CIPS combined Annual Report on Form 10-K for information regarding fuel strategies, capital requirements and environmental matters.

On June 20, 1996 CIPS and Amax Coal Company, a Cyprus Amax Minerals company ("Cypress Amax"), a coal supplier for CIPS' Newton Power Station Unit 1, executed a letter of intent which contemplates that the parties will enter into an amendment to their existing contract. Under the amendment, CIPS would make a $70 million prepayment to Cyprus Amax (scheduled for November
1996) rather than buy high-cost, high-sulfur coal under the existing contract. CIPS will cease taking delivery of high-sulfur coal from the Delta mine of Cyprus Amax, located near Harrisburg in southern Illinois. CIPS will make certain alternate low-sulfur, out-of-state coal purchases from Cyprus Amax or its affiliates during 1996. The final agreement is to provide options for future low-sulfur, out-of-state coal purchases by CIPS from Cyprus Amax or its affiliates in 1997, 1998 and 1999.

CIPS issued a press release describing further details of the transaction which is filed herewith as an exhibit and incorporated herein by reference.

Effectiveness of the coal switching plan is subject to execution of definitive agreements by the parties. Under the letter of intent, CIPS would not be required to proceed with the proposed amendments to the existing contract if CIPS determines that the regulatory treatment of the transaction is unsatisfactory. CIPS cannot predict the outcome of such regulatory review.

Management anticipates that future compliance with applicable environmental regulations will be met through use of low-sulfur coal.














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Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits

  (a)    Financial Statements - None

  (b)    Pro Forma Financial Information - None

  (c)    Exhibits

           Exhibit 99   Press release of Central Illinois Public
                        Service Company, dated June 21, 1996.















































                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants CIPSCO Incorporated and Central Illinois Public Service Company have duly caused this report to be signed on each registrant's behalf by the undersigned hereunto duly authorized.

                                   CIPSCO Incorporated
                                      (Registrant)



                         Central Illinois Public Service Company
                                      (Registrant)



                                /s/ W. A. Koertner
Date:  June 21, 1996   _______________________________________
                                    W. A. Koertner
                           Vice President of each Registrant


































                     CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                            EXHIBIT INDEX TO FORM 8-K
                   WHICH REPORTS THE EVENT DATED JUNE 20, 1996



                                                       Page Number in
                                                        Sequentially
     Exhibit No.              Description              Numbered System
     ___________              ___________              _______________

         99         Press release announcing, among          6-7
                    other things, fuel contract
                    modification with Amax Coal
                    Company, switching fuels at
                    Newton Unit 1 and discontinued
                    use of the scrubber.









































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